SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2007

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151
(Address of Principal Executive Offices)	(Zip Code)

262-827-6700
(Registrant's telephone number, including area code)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐        Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

   ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the
                                Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

On October 25, 2007, Merchants and Manufacturers Bancorporation, Inc. (the "Company"), completed the sale of its subsidiary bank in Iowa, Fortress Bank of Cresco, to Security Agency, Incorporated (the "Purchaser").  The transaction was structured as a sale of all of the outstanding shares of Fortress Bank of Cresco to the Buyer, followed immediately by a merger of Fortress Bank of Cresco with and into the Purchaser's bank subsidiary, Decorah Bank & Trust Company of Decorah, Iowa.  The purchase price for the shares of Fortress Bank of Iowa was $10,250,000, all of which was paid in cash at closing.

Item 9.01         Financial Statements and Exhibits

           (b)          Pro Forma Financial Information

                          The sale of Fortress Bank of Cresco is fully reflected in the Company's financial statements included in its Form 10-Q for the quarter ended June 30, 2007, which are incorporated herein by reference.

           (d)          Exhibits

                         Exhibit 99.1 – Press Release of the Company dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.
Date:  October 30, 2007
BY  /s/ Frederick R. Klug
       Frederick R. Klug, Executive Vice President
       and Chief Financial Officer